UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 11, 2007

EZCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19424	74-2540145

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1901 CAPITAL PARKWAY
AUSTIN, TEXAS	78746
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code:
(276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
On July 11, 2007, EZCORP, Inc. issued a press release announcing the acquisition of additional shares of its affiliate Albemarle & Bond plc and Albemarle & Bond’s acquisition of one of its competitors in the United Kingdom and the sale of additional shares of Albemarle & Bond stock. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
99.1       Press release dated July 11, 2007, issued by EZCORP, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
(Registrant)

Date:	July 11, 2007	By:	/s/ Daniel N. Tonissen

(Signature)
Senior Vice President, Chief Financial Officer, and Director

EXHIBIT INDEX
99.1     Press release dated July 11, 2007, issued by EZCORP, Inc.